UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2018

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 28, 2018, Kandi Technologies Group, Inc. (the “Company”) held its Annual Meeting of Shareholders for the fiscal year ended December 31, 2017 (the “Annual Meeting”). Holders of 39,524,100 shares of the Company's common stock were present in person or by proxy at the Annual Meeting, representing 76.77% of the total outstanding shares of common stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the Annual Meeting as of the record date of October 31, 2018. The final voting result for each matter submitted to a vote of shareholders at the meeting are as follows:

Proposal 1: Election of Directors

The following six individuals were elected as the Board of Directors of the Company to serve as directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. No broker Non-votes are counted.

	FOR	WITHHELD
HU XIAOMING	19,492,751	407,515
CHEN LIMING	19,352,341	547,925
LIN YI	19,351,958	548,308
JERRY LEWIN	18,726,911	1,173,355
HENRY YU	19,352,856	547,410
ZHU FENG	19,387,950	512,316

Proposal 2: Ratify BDO China Shu Lun Pan Certified Public Accountants LLP as Independent Auditor

The shareholders ratified the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent auditor for the fiscal year ended December 31, 2018.

	FOR	AGAINST	ABSTAIN
TOTAL SHARES VOTED	38,875,813	482,173	166,114

Proposal 3: Extend The Company’s 2008 Omnibus Long-Term Incentive Plan

The shareholders approved the extension of the Company’s 2008 Omnibus Long-Term Incentive Plan, and approved an increase in the common stock available thereunder by 10 million shares.

	FOR	AGAINST	ABSTAIN
TOTAL SHARES VOTED	16,021,369	3,776,847	102,050

Proposal 4: Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. No broker Non-votes are counted.

	FOR	AGAINST	ABSTAIN
TOTAL SHARES VOTED	18,777,448	983,770	139,048

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: January 4, 2019	By:	/s/ Hu Xiaoming
	Name:	Hu Xiaoming
	Title:	Chief Executive Officer

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